                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

               Ellsworth Convertible Growth and Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                              ELLSWORTH CONVERTIBLE
                          GROWTH AND INCOME FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                            FRIDAY, JANUARY 11, 2002
                            11:00 A.M., EASTERN TIME
                                       AT
                                  TRIANON HOTEL
                             3401 BAY COMMONS DRIVE
                          BONITA SPRINGS, FLORIDA 34134

To Shareholders of Ellsworth Convertible Growth and Income Fund, Inc.:

     We cordially invite you to attend our 2002 Annual Meeting of Shareholders to:

     1.   Elect three directors to three-year terms.

     2. Ratify the board's appointment of PricewaterhouseCoopers LLP as independent accountants for fiscal year 2002.

     3.   Transact any other business that properly comes before the meeting.

          We are holding the Annual Meeting on Friday, January 11, 2002 at 11:00 a.m., Eastern Time, at the Trianon Hotel, 3401 Bay Commons Drive, Bonita Springs, Florida 34134.

         You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on November 21, 2001 will be entitled to vote at the meeting or any adjournment of the meeting.

                                              /s/    Thomas H. Dinsmore
                                              ----------------------------------
                                                     Thomas H. Dinsmore
                                              Chairman of the Board of Directors

November 28, 2001

                              ELLSWORTH CONVERTIBLE
                          GROWTH AND INCOME FUND, INC.
                                65 MADISON AVENUE
                          MORRISTOWN, NEW JERSEY 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                JANUARY 11, 2002

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


Proxy Statement

         We are sending you this Proxy Statement and the enclosed proxy card because the Company's Board of Directors is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about November 28, 2001 to all shareholders entitled to vote. Shareholders who owned shares of the Company's common stock on November 21, 2001 are entitled to vote. On this record date, there were 10,255,959 shares outstanding. We know of no beneficial owner of more than five percent of those shares. Each share of the Company's common stock that you own entitles you to one vote. (A fractional share has a fractional vote.)

         We are also sending along with this Proxy Statement the Company's 2001 Annual Report, which includes our financial statements.

Time and Place of Meeting

         We are holding the Annual Meeting on Friday, January 11, 2002 at 11:00 a.m., Eastern Time, at the Trianon Hotel, 3401 Bay Commons Drive, Bonita Springs, Florida 34134.

VOTING BY PROXY

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

        o    FOR the election of all three nominees for director.

        o FOR ratification of the selection of independent accountants for 2002.

        Your proxy will have authority to vote and act on your behalf at any adjournment of the meeting.

        If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of three ways:

        o    You may send in another proxy with a later date.

        o You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

        o    You may vote in person at the Annual Meeting.

VOTING IN PERSON

         If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on November 21, 2001, the record date for voting, and authorizing you to vote.

QUORUM REQUIREMENT

        A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy.

        Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from doing so because the proposal is non-routine. Because both Proposals 1 and 2 are considered routine, the Company does not expect to receive any broker non-votes.

        Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

VOTE NECESSARY TO APPROVE A PROPOSAL

        PROPOSAL 1. Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

        PROPOSAL 2. The affirmative vote of the majority of votes cast is needed to approve the selection of independent accountants. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

STRUCTURE OF THE BOARD OF DIRECTORS

        The Company's Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three-year term.

        The Board of Directors currently consists of nine persons. Seven of the directors are "independent," meaning they are not "interested persons" of the Company within the meaning of the Investment Company Act of 1940, as amended (the Investment Company Act). Two of the Company's directors are "interested persons" because of their business and financial relationships with the Company and Davis-Dinsmore Management Company (Davis-Dinsmore), its investment adviser.

        At the 2002 Annual Meeting, the terms of three directors are expiring. The directors nominated for election at this Annual Meeting would each hold office for a three-year term expiring in 2005. Other directors are not up for election this year and will continue in office for the rest of their terms. Each of the nominees is willing to serve as a director. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of directors.

NOMINEES FOR DIRECTORS

        The Board has approved the nomination of the following people to serve as directors until the annual meeting of shareholders to be held in 2005. Each of the nominees is currently a director of the Company.

     NOMINEES WHO ARE INDEPENDENT DIRECTORS

        DONALD M. HALSTED, JR., 74, has been a self-employed businessman since 1983. Mr. Halsted has had more than thirty years experience in management and marketing for cement companies, including several senior management positions. Mr. Halsted served in the Army Air Force in World War II. Mr. Halsted has been a director of the Company since 1986 and is also a director of Bancroft Convertible Fund, Inc. (Bancroft) (a closed-end investment company). Mr. Halsted received an A.B. in Economics from Princeton University.

        DUNCAN O. MCKEE, 70, retired in 1988 from the practice of law as a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP. During his career at Ballard Spahr, Mr. McKee represented publicly owned companies, including closed-end and open-end investment companies, in mergers, acquisitions and securities offerings. Mr. McKee was Director Emeritus of the

Company and Bancroft from 1988 to 1996. Mr. McKee has been a director of the Company since 1996 and is also a director of Bancroft. He was also a director of the Company from 1986 to 1988. Mr. McKee received his undergraduate degree from the College of Wooster and his law degree from Duke University School of Law.

     NOMINEE WHO IS AN INTERESTED PERSON

        THOMAS H. DINSMORE, 48, has been Chairman and Chief Executive Officer of the Company, Bancroft and Davis-Dinsmore (investment adviser to the Company and to Bancroft) since August 1996. From 1986 to August 1996, Mr. Dinsmore was President of the Company; from 1985 to 1996, he was President of Bancroft; and from 1988 to 1996, he was President of Davis-Dinsmore. Mr. Dinsmore is a Chartered Financial Analyst. Mr. Dinsmore has been a director of the Company since 1986 and is also a director of Bancroft and Davis-Dinsmore. Mr. Dinsmore received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania, and an M.A. in Economics from Fairleigh Dickinson University.

        Mr. Dinsmore is an interested person (within the meaning of the Investment Company Act) of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE NOMINEES.

Information about the Company's Other Directors

        Information about the Company's other directors is presented below.

     CONTINUING INDEPENDENT DIRECTORS

        GORDON F. AHALT, 73, has been President of G.F.A. Inc., a petroleum industry consulting company, since 1982 and a consultant with W. H. Reaves & Co., Inc., an asset management company, since 1987. Mr. Ahalt has spent his career as an analyst of and a consultant to the petroleum industry, and has previously served as a director or executive officer of several energy companies. Mr. Ahalt has been a director of the Company since 1986. He is also a director of Bancroft; Cal Dive International, a diving service, and The Houston Exploration Company, an oil and gas exploration company, as well as several private investment funds. Mr. Ahalt received a B.S. in Petroleum Engineering from the University of Pittsburgh. Mr. Ahalt's term as director expires in 2004.

        WILLIAM A. BENTON, 68, was a partner in BE Partners, a small options market maker, from 1991 until the business was sold on November 1, 2000. From 1991 to November 1999, he was a limited partner of Gavin, Benton, & Co., a New York Stock Exchange specialist firm. Mr. Benton has been a member of the New York Stock Exchange for more than 45 years, and has previously been a director of a discount brokerage firm and a brokerage firm making markets in derivative instruments. Mr. Benton has been a director of the Company since 1986 and is also a director of Bancroft. Mr. Benton graduated from Bucknell University with a B.S. in Commerce and Finance. Mr. Benton's term as director expires in 2003.

        ELIZABETH C. BOGAN, PH.D., 57, has been a Senior Lecturer in Economics at Princeton University since 1992. Before joining the faculty at Princeton she was the Chairman of The Economics and Finance Department at Fairleigh Dickinson University and a member of the Executive Committee for the College of Business Administration. Dr. Bogan has chaired numerous administrative and academic committees. Dr. Bogan has been a director of the Company since 1986 and is also a director of Bancroft. Dr. Bogan received an A.B. in Economics from Wellesley College, an M.A. in Quantitative Economics from the University of New Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in THE FINANCIAL ANALYSTS JOURNAL and in other journals. Dr. Bogan's term as director expires in 2004.

        GEORGE R. LIEBERMAN, 79, is a retired businessman. Prior to his retirement, Mr. Lieberman spent more than thirty years as the head of an advertising agency. Mr. Lieberman served in the U.S. Navy during World War II as a fighter pilot and received several citations and commendations. Mr. Lieberman has been a director of the Company since 1990 and is also a director of Bancroft. Mr. Lieberman received a B.A. from Muhlenberg College. Mr. Lieberman's term as director expires in 2003.

        NICOLAS W. PLATT, 48, has been the Executive Vice President of Ogilvy Public Relations Worldwide, a division of Ogilvy & Mather, WPP Group, UK since December 2000. From January 1997 to December 2000, he was the Managing Director of the Corporate Financial Practice at the public relations firm of Burson-Marsteller, a division of Young & Rubicam, WPP Group, UK, where he ran the financial/investor relations practice. From 1995 to 1997, he was Senior Managing Director at Bozell-Sawyer Miller, a division of True North Communications, a public relations firm; and from 1993 to 1995, he was Executive Vice President of NovAtel Communications Ltd. Before joining NovAtel, Mr. Platt was Managing Director and Corporate Vice President of the American Stock Exchange from 1983-1993. He has been a director of the Company since 1997 and is also a director of Bancroft. Mr. Platt received a B.A. from Skidmore College and an M.A. in Economics from Columbia University. Mr. Platt's term as director expires in 2004.

     CONTINUING DIRECTOR WHO IS AN INTERESTED PERSON

        JANE D. O'KEEFFE, 46, has been President of the Company, Bancroft and Davis-Dinsmore since August 1996. In 1996, before becoming President of the Company and Bancroft, she was Executive Vice President of the Company and Bancroft. From 1994 to 1996, Ms. O'Keeffe was Vice President of the Company and Bancroft and Executive Vice President of Davis-Dinsmore. Ms. O'Keeffe has been in the investment business since 1980. Ms. O'Keeffe has been a director of the Company since 1995 and is also a director of Bancroft and Davis-Dinsmore. Ms. O'Keeffe has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University. Ms. O'Keeffe's term as director expires in 2003.

        Ms. O'Keeffe is an interested person of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5 % of the outstanding shares of voting common stock of Davis-Dinsmore.

Committees of the Board

        The Board has three committees: an Audit Committee, a Nominating and Administration Committee and a Pricing Committee.

     AUDIT COMMITTEE

        The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Halsted and Mr. Lieberman, with Dr. Bogan serving as Chairperson). In accordance with its charter attached as Appendix A to this proxy statement, the Committee oversees the Company's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Company's financial statements and the independent audit of the financial statements. Among other duties, the Committee recommends independent accountants for the Company, evaluates their independence and meets with them to review the scope and results of the audit.

        AUDIT COMMITTEE REPORT

        The Audit Committee reviewed and discussed the Company's audited financial statements with its independent accountants, PricewaterhouseCoopers, LLP (PwC). These discussions included the auditor's judgments about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting. PwC, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures.

        The Audit Committee has received a letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Company. As the Company's independent accountants, the Audit Committee discussed with PwC their independence. In addition, the Audit Committee has considered whether the provision of non-audit services by PwC (of which there were none during the prior year) is compatible with maintaining PwC's independence. The Audit Committee also reviewed and discussed the Company's audited financial statements with management.

        Based on the review and discussions described above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report to shareholders for the fiscal year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                          Elizabeth C. Bogan, Ph.D., Chairperson
                                          William A. Benton
                                          Donald M. Halsted
                                          George R. Lieberman


     NOMINATING AND ADMINISTRATION COMMITTEE

        The Nominating and Administration Committee is also comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Lieberman, with Mr. Halsted serving as Chairman). In accordance with its charter, the Committee, among other duties, recommends nominees as independent directors for the Company and nominees for Board committees, reviews Board governance issues and Board compensation and monitors the performance of legal counsel. In recommending nominees, the Committee considers the diversity of experience and backgrounds of nominees and directors. The Nominating and Administration Committee will consider a shareholder's suggestion for a nominee for director, but the final decision for all nominees will be made by the Committee. Any shareholder who is a stockholder of record at the time of giving notice to the Company and at the time of the 2003 Annual Meeting and who wishes to propose an individual for consideration to be nominated for the 2003 Annual Meeting of shareholders may do so by submitting, in writing, the individual's name, together with information regarding the business experience of the individual and any other information that the shareholder considers relevant to the Committee's decision, to the Secretary of the Company no earlier than September 13, 2002 but no later than October 13, 2002.

     PRICING COMMITTEE

        The Pricing Committee is comprised of three members, two of whom are independent directors (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Company's investment adviser, Davis-Dinsmore, in its valuation of the Company's portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

        The Pricing Committee's charter was established on November 19, 2001. Accordingly, the Committee did not meet in the 2001 fiscal year. It is anticipated that the Committee will meet only as pricing anomalies or issues arise that cannot be resolved by the entire Board due to time constraints.

BOARD AND COMMITTEE MEETING ATTENDANCE

        During the 2001 fiscal year, the Board met nine times, the Audit Committee met two times and the Nominating and Administration Committee met three times. All directors attended at least 75 % of all Board and Committee meetings held during the 2001 fiscal year.

DIRECTORS' COMPENSATION

        Mr. Dinsmore and Ms. O'Keeffe are the only officers of the Company or Davis-Dinsmore who serve on the Board of Directors. Each director who is not an officer of the Company or Davis-Dinsmore currently receives (1) an annual fee of $5,000, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended; (4) $1,000 plus expenses for each Committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each Committee meeting attended that is held in conjunction with a Board meeting. Beginning in the 2002 fiscal year, the chairperson of each Committee will receive an additional $200 per Committee meeting.

        Davis-Dinsmore is the Company's investment adviser and is also the investment adviser to Bancroft. Because of this connection, Bancroft and the Company make up a "fund complex." The following table shows the compensation that was paid to the directors solely by the Company as well as by the fund complex as a whole during the 2001 fiscal year.

                                                    AGGREGATE COMPENSATION              TOTAL COMPENSATION
                                                         FROM COMPANY                   FROM FUND COMPLEX
                                                         ------------                   -----------------
Thomas H. Dinsmore......................                  $  -0-                             $  -0-
Jane D. O'Keeffe........................                  $  -0-                             $  -0-
Gordon F. Ahalt.........................                  $14,250                            $30,750
William A. Benton.......................                  $14,250                            $30,250
Elizabeth C. Bogan, Ph.D................                  $14,250                            $30,250
Donald M. Halsted, Jr...................                  $15,750                            $33,250
George R. Lieberman.....................                  $15,750                            $33,250
Duncan O. McKee.........................                  $12,750                            $26,750
Nicolas W. Platt........................                  $12,750                            $27,750


                                   PROPOSAL 2

                      SELECTION OF INDEPENDENT ACCOUNTANTS

        Although not required to do so, the Board of Directors seeks your ratification of the Board's appointment of PricewaterhouseCoopers LLP (PwC) as the Company's independent accountants for the 2002 fiscal year. If the appointment is not ratified, the Board will review its appointment of PwC. We do not expect that a representative from PwC will be present at the Annual Meeting. However, should a PwC representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

        For the 2001 fiscal year, PwC billed the Company aggregate fees for professional services as follows:


Audit Fees..........................................................................    $27,600
Financial Information Systems Design and Implementation Fees........................    $     0
All Other Fees......................................................................    $     0
                                                                                        -------

Total Fees..........................................................................    $27,600


        PwC did not provide any non-audit services to Davis-Dinsmore during the most recent fiscal year.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

        Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960, is the Company's investment adviser.

EXECUTIVE OFFICERS

        The Company's executive officers are elected by the Board of Directors and receive no compensation from the Company. Information about these officers is presented below.

        THOMAS H. DINSMORE is Chairman and Chief Executive Officer of the Company. Mr. Dinsmore is also a director of the Company and information about him is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Nominee Who Is An Interested Person."

        JANE D. O'KEEFFE is President of the Company. Ms. O'Keeffe is also a director of the Company. Information about Ms. O'Keeffe is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Information about the Company's Other Directors - Continuing Director Who Is An Interested Person."

        SIGMUND LEVINE, 77, has been Senior Vice President and Secretary of the Company since 1996 and 1986, respectively. From 1993 to 1996, he was Executive Vice President of the Company. Mr. Levine has been Senior Vice President and Secretary of Bancroft since 1996 and

1982, respectively, and was Executive Vice President of Bancroft from 1993 to 1996. Mr. Levine has been Senior Vice President and Secretary of Davis-Dinsmore since 1997 and 1982, respectively, and was Treasurer of Davis-Dinsmore from 1982 to 1997.

        H. TUCKER LAKE, 54, has been a Vice President, Trading of the Company since joining the Company in 1994. He has been Vice President, Trading of Bancroft during the same period. He has been a Vice President of Davis-Dinsmore since 1997.

        GARY I. LEVINE, 44, has been Treasurer and Assistant Secretary of the Company since 1993 and 1986, respectively. He has been Treasurer and Assistant Secretary of Bancroft during the same periods. Mr. Levine has been Treasurer and Assistant Secretary of Davis-Dinsmore since 1997 and 1994, respectively, and was Assistant Treasurer of Davis-Dinsmore from 1994 to 1997.

        GERMAINE ORTIZ, 31, has been a Vice President of the Company since 1999. She has also been a Vice President of Davis-Dinsmore since 1999. She was Assistant Vice President of the Company, Bancroft and Davis-Dinsmore from 1996 to 1999. From 1993 to 1996, Ms. Ortiz was an Assistant Analyst with Davis-Dinsmore.

     CERTAIN RELATIONSHIPS

        Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister. H. Tucker Lake is their cousin. Sigmund Levine is the father of Gary I. Levine.

SECURITY OWNERSHIP OF MANAGEMENT

        The Company's directors and officers own the shares of the Company's common stock shown on the following table:

                                                            SHARES OF COMPANY
                                                           OWNED BENEFICIALLY*
                                                           -------------------

Gordon F. Ahalt....................................                2,000(1)
William A. Benton..................................                5,395
Elizabeth C. Bogan, Ph.D...........................               10,789
Thomas H. Dinsmore.................................               25,109(2)
Donald M. Halsted, Jr..............................                2,298
George R. Lieberman................................                3,925
Duncan O. McKee....................................                3,847
Jane D. O'Keeffe...................................                8,024(3)
Nicolas W. Platt...................................                1,000
Sigmund Levine.....................................                6,072
H. Tucker Lake.....................................               13,461(4)
Gary I. Levine.....................................                  655(5)
Germaine Ortiz.....................................                1,116(6)



* Represents for each director and officer less than 1 % of the outstanding shares of the Company. As of November 21, 2001, directors and officers of the Company beneficially owned in the aggregate 83,691 shares of the Company representing approximately 0.8% of the outstanding shares. Except as otherwise indicated, each director and officer possessed sole investment and voting power with respect to shares beneficially owned.

(1) Does not include 1,000 shares owned by his wife as to which shares Mr. Ahalt disclaims beneficial ownership.
(2) Includes 3,045 shares held in trust as to which Mr. Dinsmore serves as trustee; but does not include 2,368 shares owned by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.
(3) Includes 1,033 shares held in UGMA accounts; but does not include 516 shares owned by her husband, as to which shares Ms. O'Keeffe disclaims beneficial ownership.
(4) Includes 11,111 shares as to which Mr. Lake possessed shared investment and voting power.
(5) Includes 655 shares as to which Mr. Levine possessed shared investment and voting power; but does not include 1,296 shares owned by his wife, as to which shares Mr. Levine disclaims beneficial ownership.
(6) Includes 419 shares as to which Ms. Ortiz possessed shared investment and voting power.

PROXY SOLICITATION

         The Company expects to solicit proxies principally by mail. The Company will pay the cost of soliciting proxies and may reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Company's shares. Officers of the Company may also solicit proxies by telephone, facsimile, the Internet or personal interview, and will not receive any additional compensation for such solicitation.

SHAREHOLDER PROPOSALS

         If you want us to consider including a shareholder proposal in the Company's proxy statement for the 2003 annual meeting of shareholders, we must receive it from you no later than July 31, 2002. If you want to bring any other business before the 2003 Annual Meeting of shareholders, you must notify us no earlier than September 13, 2002 and no later than October 13, 2002.

                                            By order of the Board of Directors,

                                            /s/      THOMAS H. DINSMORE
                                            ------------------------------------
                                                     Thomas H. Dinsmore
                                             Chairman of the Board of Directors
November 28, 2001

                                                                      Appendix A


                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                  (THE "FUNDS")
                            AUDIT COMMITTEES CHARTER
                          (EFFECTIVE OCTOBER 15, 2001)

1. The membership of the Audit Committees shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member that has past employment experience in finance or accounting, or any other experience or background that results in the individual's financial sophistication. Each member shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the AMEX listing standards. In addition, no member shall be an "interested person" of the Funds, as defined in the Investment Company Act of 1940, as amended.

2.       The purposes of the Audit Committees are:

         (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

         The function of the Audit Committees is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Committees.

3. To carry out their purposes, the Audit Committees shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of such auditors, including whether such auditors provide any consulting services to the manager, and to receive from such auditors a formal written statement delineating all relationships between such auditors and the Funds;

                                                                      Appendix A

         (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits and any audit plans prepared by the independent auditors for the Funds; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders;

         (c) to receive and review the written disclosures and the letter from the independent auditors regarding their independence, to discuss with such auditors their independence, and to consider whether the provision by such auditors of non-audit services to
                (i) the Funds, (ii) their advisor or (iii) any person that controls, is controlled by or is under common control with such advisor that provides services to the Funds, is compatible with maintaining such auditors' independence;

         (d) to review and discuss audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that such auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting principles as applied in their financial reporting, and also to discuss with management and the independent auditors the clarity, consistency and completeness of accounting policies and disclosures;

         (e) based upon a review of the items discussed in (c) and (d) above, to recommend to the Board of Directors that the Funds' audited financial statements be included in the Funds' annual reports to shareholders;

         (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors and to review information received from management and such auditors regarding regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements;

         (g) to review the fees charged by the independent auditors for audit and non-audit services;

         (h) to meet as necessary with counsel to the Funds and counsel to the independent directors and to review information provided by counsel on legal issues having the possibility of impacting the financial reporting process, including items of industry-wide importance and internal issues such as litigation;

         (i) to investigate improprieties or suspected improprieties in fund operations;

         (j) to review information provided by management and the independent auditors regarding the Funds' accounting system and controls; and

         (k) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committees may deem necessary or appropriate.

4. The Committees shall meet on a regular basis and are empowered to hold special meetings as circumstances require. The Committees may meet either on their own or in conjunction with meetings of the full Board of Directors. Meetings of the Committees may be held in person or by conference telephone. Where appropriate, the Committees may take action by written consent in lieu of a meeting.

5.       The Committees shall regularly meet with the Treasurer of the Funds.

6. The Committees shall have the resources and authority appropriate to discharge their responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committees shall review this Charter at least annually and recommend any changes to the full Board of Directors. This Charter may be amended only with the approval of a majority of the independent directors.

8. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

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                                        ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                            ANNUAL MEETING TO BE HELD JANUARY 11, 2002


















                                                    // DETACH PROXY CARD HERE //
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                                                            If shares are held jointly each shareholder
     Sign, Date and Return the                              named should sign. Legal representatives
/ /  Proxy Card Promptly Using             /X/              of shareholders should add their titles when
     the Enclosed Envelope.     Votes must be indicated     signing.
                                (x) in Black or Blue ink

  1. Election as directors of all nominees listed below for the terms specified in the proxy statement.

                                                                                         FOR / /    WITHHOLD / /   EXCEPTIONS / /
                                                                                         ALL        FOR ALL

  Board of Directors nominees: Thomas H. Dinsmore, Donald M. Halsted, Jr. and Duncan O. McKee

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS*" BOX AND WRITE THAT NOMINEE'S NAME
   ON THE FOLLOWING BLANK LINE.)

  Exceptions* _______________________________________

  2. Proposal to ratify the selection of independent accountants.
                                                                                         FOR        AGAINST       ABSTAIN

  THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSAL 2.                             / /          / /           / /



-----


                                                                      Shareholder sign here                               Date
                                                                     ---------------------------------------- -----------------

                                                                     ---------------------------------------- -----------------

                                                                      Co-Owner sign here
                                              -----                  ----------------------------------------------------------

                                                                     ----------------------------------------------------------

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                                             ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

                                                  ANNUAL MEETING TO BE HELD JANUARY 11, 2002

                                       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                 The undersigned appoints Thomas H. Dinsmore, Jane D. O'Keeffe and Sigmund Levine, and each of them, attorneys and proxies, with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of shareholders of Ellsworth Convertible Growth and Income Fund, Inc. (the "Company")
           at the Trianon Hotel, 3401 Bay Commons Drive, Bonita Springs, Florida 34134 on January 11, 2002, at
           11:00 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith.

                 UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR
           DIRECTORS LISTED ON THE REVERSE HEREOF AND FOR THE PROPOSAL TO RATIFY THE BOARD'S SELECTION OF INDEPENDENT
           ACCOUNTANTS.

                                        (Continued, and to be signed and dated, on the reverse side.)




                                                                   ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                                                   P.O. BOX 11118
                                                                   NEW YORK, N.Y. 10203-0118


                 To change your address, please mark this box. / /




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